UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 19, 2023
(Earliest Event Date requiring this Report: June 14, 2023)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)
(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 4.01 Change in Registrant’s Certifying Accountant. On June 14, 2023, the Audit Committee of the Board of Directors of Capstone Companies, Inc (the “Company”) appointed Assurance Dimensions, Inc. (“Assurance Dimensions”) as Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to normal and customary client engagement procedures. On the same day, the Audit Committee dismissed D. Brooks and Associates, CPAs, P.A. (“D. Brooks”) as Company’s independent registered public accounting firm. The Company’s Board of Directors ratified the appointment of Assurance Dimensions as Company’s independent registered public accounting firm on June 15, 2023.

The reports of D. Brooks on Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended in December 31, 2022 and 2021, and the subsequent interim period from January 1, 2023 through June 14, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related regulations between D. Brooks and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D. Brooks’ satisfaction, would have caused D. Brooks to make reference to the subject matter of such disagreements in connection with its reports on our consolidated financial statements for such years; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided D. Brooks with a copy of the disclosures that the Company is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that D. Brooks furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of D. Brooks’ letter dated June 15, 2023 regarding the above disclosures is filed as Exhibit 16 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period from January 1, 2023 through June 14, 2023, neither Company nor anyone on our behalf consulted with Assurance Dimensions regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to Company’s consolidated financial statements, in any case where a written report or oral advice was provided to the Company by Assurance Dimensions that Assurance Dimensions concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
16	Letter from D. Brooks & Associates, CPAs, P.A., dated June 15, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chief Executive Officer

Dated: June 19, 2023